UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): December 13, 2016
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant's telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on February 18, 2016, the executive management of Newpark Resources, Inc. (the “Company”) voluntarily agreed to a ten percent (10%) reduction in their base salary for the period from March 1, 2016 until December 31, 2016. On December 13, 2016, Messrs. Howes, Piontek, Smith, and Airola voluntarily agreed to extend the ten percent (10%) reduction in their base salary for the period from January 1, 2017 until March 31, 2017 (the “Extended Reduction Period”). The following table sets forth for each officer their base salary prior to the salary reduction (the “Original Base Salary”) and their reduced base salary (the “Reduced Base Salary”).

Executive/Title	Original Base Salary	Reduced Base Salary
Paul L. Howes, President and Chief Executive Officer	$750,000	$675,000
Gregg S. Piontek, Vice President and Chief Financial Officer	$368,500	$331,650
Bruce C. Smith, Executive Vice President and President of Fluids Systems	$416,000	$374,400
Mark J. Airola, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	$385,000	$346,500
In connection with the extension of the temporary salary reduction, each of the executive officers listed above, with the approval of the Compensation Committee of the Company’s Board of Directors (and with respect to Mr. Howes, the independent members of the Board of Directors), entered into substantially similar letter agreements (the “Letter Agreements”) extending the temporary salary decrease as set forth in the previous amendments to their respective employment agreements (the “Amendments”).
The actual base salary paid in 2017 (as reduced) will be used for purposes of determining bonuses payable to the executive management, if any, under the 2010 Annual Cash Incentive Plan. Notwithstanding the extension of the temporary reduction in the base salary, for purposes of calculating any severance payment or payments upon a change in control which may become payable during the Extended Reduction Period in accordance with each respective employment agreement or other agreement between the Company and Messrs. Howes, Piontek, Smith, and Airola, such payments will continue to be based upon the Original Base Salary.
The foregoing description of the Letter Agreements is qualified in its entirety by reference to the full text of the Letter Agreements, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Paul L. Howes.
10.2	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Gregg S. Piontek.
10.3	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Bruce C. Smith.
10.4	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Mark J. Airola.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	December 15, 2016	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Paul L. Howes.
10.2	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Gregg S. Piontek.
10.3	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Bruce C. Smith.
10.4	Letter agreement, dated as of December 13, 2016, between Newpark Resources, Inc. and Mark J. Airola.